UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INNOVIVA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(2) Form, Schedule or Registration Statement No.:

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The attached Schedule 13D amendment was filed today by GlaxoSmithKline plc (“GSK”) indicating that GSK intends to vote for Innoviva, Inc.’s (“Innoviva”) Board of Director nominees at Innoviva’s upcoming annual meeting of stockholders to be held in Philadelphia, Pennsylvania on April 20, 2017.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 6)*

INNOVIVA, INC.

(Name of Issuer)

Common Stock

(Title of Class of Securities)

45781M101

(CUSIP Number)

Victoria A. Whyte
GlaxoSmithKline plc
 980 Great West Road
 Brentford, Middlesex TW8 9GS
 England
 Telephone: +44 (0) 208 047 5000

(Name, Address and Telephone Number of Person
 Authorized to Receive Notices and Communications)

April 13, 2017

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. 

Note : Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See §240.13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act.

1.	NAMES OF REPORTING PERSONS I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY) GlaxoSmithKline plc
2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (see instructions) (a) ☐ (b) ☐
3.	SEC USE ONLY
4.	SOURCE OF FUNDS (see instructions) WC
5.	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) ☐
6.	CITIZENSHIP OR PLACE OF ORGANIZATION England and Wales

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7.	SOLE VOTING POWER 32,005,260 shares of Common Stock (See Items 5(a) and 5(b))
	8.	SHARED VOTING POWER -0-
	9.	SOLE DISPOSITIVE POWER 32,005,260 shares of Common Stock (See Items 5(a) and 5(b))
	10.	SHARED DISPOSITIVE POWER -0-

11.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 32,005,260 shares of Common Stock (See Item 5(a)) (1)
12.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (see instructions) ☐
13.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 29.3 % of the shares of Common Stock (See Item 5(a)) (2)
14.	TYPE OF REPORTING PERSON (see instructions) CO
Footnotes:

(1)           Shares of Common Stock are held of record by Glaxo Group Limited, an indirect wholly owned subsidiary of GlaxoSmithKline plc.

(2)           Ownership percentage is based on 109,201,168 shares of Common Stock outstanding as of the Issuer’s close of business on February 24, 2017, as disclosed in the Issuer’s Definitive Proxy Statement on Schedule 14A filed with  the Securities and Exchange Commission on March 22, 2017.

Item 1. Security and Issuer.

This Amendment No. 6 to Schedule 13D amends and supplements the statement on Schedule 13D originally filed on December 9, 2010 (as amended by Amendment No. 1 filed on April 2, 2012, Amendment No. 2 filed on May 16, 2012, Amendment No. 3 filed on August 1, 2013, Amendment No. 4 filed on November 4, 2014, and Amendment No. 5 filed on August 25, 2016, the “Schedule 13D” and as amended by this Amendment No. 6, the “Statement”) with respect to the shares of common stock, par value $0.01 per share (the “Common Stock”) of Innoviva, Inc., a Delaware corporation (the “Issuer” or “Innoviva”). GlaxoSmithKline plc (“GSK”) is filing this amendment to reflect its current intent to vote for the Issuer board of directors’ nominees at the 2017 annual meeting of stockholders of the Issuer scheduled to be held on April 20, 2017 (the “2017 Annual Meeting”). The Issuer’s principal executive offices are located at 2000 Sierra Point Parkway, Suite 500, Brisbane, CA 94005. Unless otherwise indicated, each capitalized term used but not defined herein shall have the meaning assigned to such term in the Schedule 13D.

Item 2. Identity and Background.

The response set forth in Item 2 of the Schedule 13D is hereby amended by deleting in its entirety Schedule 1 as attached to Amendment No. 5, and replacing it with Schedule 1 attached hereto.

Item 4. Purpose of Transaction.

The response set forth in Item 4 of the Schedule 13D is hereby amended and supplemented by adding the following:

GSK Intends to Vote for Innoviva’s Board at Innoviva’s 2017 Annual Meeting

GSK today issued the following statement with regard to Innoviva’s upcoming 2017 Annual Meeting:

“GSK has been a long-time partner of Innoviva and we continue to value the collaborative and productive relationship.  GSK owns approximately 29.3% of the outstanding shares of Common Stock.

As a shareholder, we have reviewed the nominees, proposals and public communications from both Innoviva and Sarissa Capital Management LP.

We support Innoviva’s Board and management team’s continuing effort to deliver significant shareholder value. We also believe that engagement with shareholders is important, and recognise Innoviva’s engagement and serious consideration of the feedback it has received from shareholders, which has been a significant element in determining our voting decision. Specifically, we have noted Innoviva’s recent announcement that it will review its cost and executive compensation structures, with an expectation of achieving meaningful savings in core operating costs while maintaining its strong revenue growth. We have also noted the Innoviva Board’s continuing commitment to delivering strong and increasing returns for shareholders over the long-term.

GSK intends to vote for Innoviva’s Board of Director nominees at the 2017 Annual Meeting.”

GSK reserves the right (i) to formulate other plans and proposals; (ii) to take any other actions with respect to its investment in the Issuer, including any or all of the actions set forth in subsections (a) through (j) of Item 4 of Schedule 13D; and (iii) to acquire additional shares of Common Stock or to dispose of some or all of the Common Stock beneficially owned by it in the open market, through privately negotiated transactions or otherwise. GSK may at any time reconsider and change its plans or proposals relating to the foregoing.

Item 5. Interest in Securities of the Issuer.

The response set forth in Item 5 of the Schedule 13D is hereby amended by deleting the previous response in its entirety and replacing it with the following:

(a)

GlaxoSmithKline plc beneficially owns 32,005,260 shares of Common Stock, which represents 29.3% of total outstanding shares of Common Stock based on the 109,201,168 shares of Common Stock outstanding as of the Issuer’s close of business on February 24, 2017, as disclosed in the Issuer’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2017 .

(b)	GlaxoSmithKline plc has the sole power to vote or direct the vote, and the sole power to dispose or to direct the disposition of all 32,005,260 shares of Common Stock described in Item 5(a).
(c)	No transactions in shares of Common Stock were effected during the past 60 days by GlaxoSmithKline plc.
(d)

No person, other than GlaxoSmithKline plc, is known to have the right to receive or the power to direct the receipt of dividends from, or any proceeds from the sale of, the shares of Common Stock beneficially owned by GlaxoSmithKline plc.

(e)	Not applicable.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: April 13, 2017

GLAXOSMITHKLINE PLC

By:	/s/ Victoria A. Whyte Victoria A. Whyte Authorized Signatory

SCHEDULE 1

Name	Business Address	Principal Occupation or Employment	Citizenship
Board of Directors
Emma Walmsley	980 Great West Road Brentford Middlesex, England TW8 9GS	Executive Director and Chief Executive Officer	British
Professor Sir Roy Anderson	980 Great West Road Brentford Middlesex, England TW8 9GS	Independent Non-Executive Director & Scientific Expert	British
Manvinder Singh Banga	980 Great West Road Brentford Middlesex, England TW8 9GS	Senior Independent Non-Executive Director	Indian
Dr. Patrick Vallance	980 Great West Road Brentford Middlesex, England TW8 9GS	Executive Director and President, R&D	British
Simon Dingemans	980 Great West Road Brentford Middlesex, England TW8 9GS	Executive Director and Chief Financial Officer	British
Lynn Elsenhans	980 Great West Road Brentford Middlesex, England TW8 9GS	Independent Non-Executive Director	US
Dr. Jesse Goodman	980 Great West Road Brentford Middlesex, England TW8 9GS	Independent Non-Executive Director & Scientific Expert	US
Sir Philip Hampton	980 Great West Road Brentford Middlesex, England TW8 9GS	Non-Executive Chairman	British
Judy Lewent	980 Great West Road Brentford Middlesex, England TW8 9GS	Independent Non-Executive Director	US
Urs Rohner	980 Great West Road Brentford Middlesex, England TW8 9GS	Independent Non-Executive Director	Swiss
Dr. Vivienne Cox	980 Great West Road Brentford Middlesex, England TW8 9GS	Independent Non-Executive Director	British

Corporate Executive Team
Emma Walmsley	980 Great West Road Brentford Middlesex, England TW8 9GS	Executive Director and Chief Executive Officer	British
Roger Connor	980 Great West Road Brentford Middlesex, England TW8 9GS	President, Global Manufacturing & Supply	Irish
Simon Dingemans	980 Great West Road Brentford Middlesex, England TW8 9GS	Executive Director and Chief Financial Officer	British
Nick Hirons	980 Great West Road Brentford Middlesex TW8 9GS	Senior Vice President, Global Ethics and Compliance	British & US
Abbas Hussain	980 Great West Road Brentford Middlesex, England TW8 9GS	President, Global Pharmaceuticals	British
David Redfern	980 Great West Road Brentford Middlesex, England TW8 9GS	Chief Strategy Officer	British
Luc Debruyne	980 Great West Road Brentford Middlesex, England TW8 9GS	President, Global Vaccines	Belgian
Claire Thomas	980 Great West Road Brentford Middlesex, England TW8 9GS	Senior Vice President, Human Resources	British
Philip Thomson	980 Great West Road Brentford Middlesex, England TW8 9GS	President, Global Affairs	British
Daniel Troy	The Navy Yard 5 Crescent Drive Philadelphia, PA 19112	Senior Vice President & General Counsel	US
Dr. Patrick Vallance	980 Great West Road Brentford Middlesex, England TW8 9GS	Executive Director & President, R&D	British
Brian McNamara	980 Great West Road Brentford Middlesex, England TW8 9GS	Chief Executive Officer, GSK Consumer Healthcare	US